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                                                                    EXHIBIT 3.19

                                State of Delaware

                                                                          PAGE 1

                        Office of the Secretary Of State

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "ACBL LIQUID SALES LLC", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JULY, A.D. 2000, AT 4:30 O'CLOCK P.M.

                               [SEAL] /s/ Edward J. Freel
                                      ------------------------------------------
                                      Edward J. Freel, Secretary of State

3254914 8100                          AUTHENTICATION: 0564049

001361422                                       DATE: 07-18-00

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                            CERTIFICATE OF CORRECTION

      This Certificate of Correction is filed to correct a certain error in the Certificate of Formation of ACBL LIQUID SALES LLC filed in the Office of the Secretary of State of Delaware on the fifth day of July, 2000.

      ACBL Liquid Sales LLC, a limited liability company organized and existing under and by virtue of the Revised Limited Liability Company Act of the State of Delaware,

      DOES HEREBY CERTIFY:

      1.    The name of the limited liability company is ACBL Liquid Sales LLC.

      2. That a Certificate of Formation was filed by the Secretary of State of Delaware on July 5, 2000 and that said Certificate requires correction as permitted by Section 18.211 of the Revised Limited Liability Company Act of the State of Delaware.

      3. The inaccuracy or defect of said Certificate to be corrected is as follows:

            The first paragraph states that James J. Farley is the authorized person to form the company, when, in fact, the Certificate of Formation is executed by Paul S. Besson as the Authorized Person.

      4.    The corrected portion of the Certificate is set forth as follows:

            "This Certificate of Formation of ACBL Liquid Sales LLC (the "LLC"), dated as of June 29, 2000, is being duly executed and filed by Paul
            S. Besson, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.
            Section 18-101 et seq.)."

      IN WITNESS WHEREOF, the undersigned has executed this certificate this 17th day of July 2000.

                                           By: /s/ Paul S. Besson
                                               ---------------------------
                                                 Paul S. Besson
                                                 Authorized Person

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                                State of Delaware

                                                                          PAGE 1

                        Office Of The Secretary Of State

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "ACBL LIQUID SALES LLC", FILED IN THIS OFFICE ON THE FIFTH DAY OF JULY, A.D. 2000, AT 9 O'CLOCK A.M.

                               [SEAL] /s/ Edward J. Freel
                                      ------------------------------------------
                                      Edward J. Freel, Secretary of State

3254914 8100                          AUTHENTICATION: 0539786

001339967                                       DATE: 07-05-00

                            CERTIFICATE OF FORMATION
                                       OF
                              ACBL LIQUID SALES LLC

            This Certificate of Formation of ACBL LIQUID SALES LLC (the "LLC"), dated as of June 29, 2000, is being duly executed and filed by James J. Farley, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. Section 18-101 et seq.).

            FIRST: The name of the limited liability company formed hereby is ACBL LIQUID SALES LLC.

            SECOND: The registered office of the LLC in the State of Delaware is located at The Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent of the LLC at such address is The Corporation Trust Company.

            THIRD: This Certificate of Formation shall be effective on July 5, 2000.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                           By: /s/ Paul S. Besson
                                               ---------------------------------
                                                 Paul S. Besson
                                                 Authorized Person